UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-08476

                    The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2018

To Our Shareholders,

For the six months ended June 30, 2018, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 0.3%, compared with a total return of 0.4% for the Morgan Stanley Capital International (“MSCI”) World Index. The total return for the Fund’s publicly traded shares was 7.7%. The Fund’s NAV per share was $8.94, while the price of the publicly traded shares closed at $9.44 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2018.

Comparative Results

Average Annual Returns through June 30, 2018 (a) (Unaudited)						Since
	Year to Date	1 Year	5 Year	10 Year	15 Year	Inception (11/15/94)
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	0.32%	7.48%	10.92%	8.40%	8.00%	8.95%
Investment Total Return (c)	7.66	16.14	12.11	10.85	9.81	9.66
Standard & Poor’s 500 Index	2.65	14.37	13.42	10.17	9.30	9.98	(d)
MSCI World Index	0.43	11.09	9.94	6.26	8.14	7.21	(d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2018:

The Gabelli Multimedia Trust Inc.

Entertainment	18.6%
Computer Software and Services	11.4%
Broadcasting	9.6%
Cable	9.1%
Hotels and Gaming	7.7%
Wireless Communications	4.8%
Telecommunications: National	4.6%
Electronics	4.2%
Closed-End Funds	3.8%
U.S. Government Obligations	3.4%
Telecommunications: Regional	2.8%
Satellite	2.7%
Financial Services	2.4%
Publishing	2.4%
Consumer Services	2.0%

Business Services	1.8%
Business Services: Advertising	1.7%
Computer Hardware	1.6%
Telecommunications: Long Distance	1.4%
Equipment	1.3%
Consumer Products	0.7%
Real Estate	0.7%
Diversified Industrial	0.6%
Retail	0.5%
Food and Beverage	0.2%
Telecommunications	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800- 422- 3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of May 23, 2018, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 92.7%
	DISTRIBUTION COMPANIES — 55.0%
	Broadcasting — 9.6%
10,000	Asahi Broadcasting Corp.	$42,567	$75,238
66,000	CBS Corp., Cl. A, Voting	1,476,789	3,738,240
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	48,037
16,000	Cogeco Inc.	317,869	707,352
17,000	Corus Entertainment Inc., OTC, Cl. B	59,107	63,767
13,000	Corus Entertainment Inc., Toronto, Cl. B	54,113	49,047
34,000	Discovery Inc., Cl. A†	194,789	935,000
185,000	Discovery Inc., Cl. C†	3,544,024	4,717,500
242,199	Dish TV India Ltd., GDR†	287,018	234,933
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	57,099
16,713	Informa plc	184,827	184,176
340,000	ITV plc	974,219	780,763
4,550	Lagardere SCA	100,163	120,138
11,500	Liberty Broadband Corp., Cl. A†	426,661	869,860
33,000	Liberty Broadband Corp., Cl. C†	1,045,058	2,498,760
24,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	538,771	1,081,200
71,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	1,449,010	3,220,560
68,566	Media Prima Berhad†	34,965	8,147
56,000	MSG Networks Inc., Cl. A†	447,647	1,341,200
36,000	Nippon Television Holdings Inc.	530,748	607,723
4,650	NRJ Group	20,718	43,442
185,000	Pandora Media Inc.†	1,451,814	1,457,800
3,000	RTL Group SA	107,299	204,248
57,000	Salem Media Group Inc.	92,472	293,550
68,000	Sinclair Broadcast Group Inc., Cl. A	1,925,750	2,186,200
17,000	TEGNA Inc.	263,393	184,450
45,000	Television Broadcasts Ltd.	166,753	142,532
23,000	Television Francaise 1	229,511	242,541
72,000	Tokyo Broadcasting System Holdings Inc.	1,384,486	1,617,992
240,000	TV Azteca SA de CV	58,305	29,123

		17,495,106	27,740,618

	Business Services — 1.7%
1,000	Convergys Corp.	17,737	24,440
33,000	Emerald Expositions Events Inc.	583,511	679,800
6,000	Fluent Inc.†	91,725	14,700
6,000	Impellam Group plc	8,600	35,554
2,000	Qumu Corp.†	8,366	4,400
17,700	S&P Global Inc.	1,427,994	3,608,853
19,000	Zayo Group Holdings Inc.†	608,464	693,120

		2,746,397	5,060,867

Shares		Cost	Market Value
	Cable — 9.1%
40,000	Altice Europe NV, Cl. A†	$466,484	$163,025
34,500	AMC Networks Inc., Cl. A†	2,306,650	2,145,900
800	Cable One Inc.	284,278	586,632
10,500	Charter Communications Inc., Cl. A†	2,056,804	3,078,705
36,500	Cogeco Communications Inc.	825,409	1,807,995
134,000	Comcast Corp., Cl. A	4,741,622	4,396,540
20,000	Entercom Communications Corp., Cl. A	181,625	151,000
32,931	Liberty Global plc, Cl. A†	458,982	906,920
180,177	Liberty Global plc, Cl. C†	4,710,513	4,794,510
101,690	Rogers Communications Inc., New York, Cl. B	3,755,331	4,826,207
19,310	Rogers Communications Inc., Toronto, Cl. B	148,207	917,139
10,000	Shaw Communications Inc., New York, Cl. B	167,258	203,500
78,000	Shaw Communications Inc., Toronto, Cl. B	105,571	1,588,894
4,000	Telenet Group Holding NV†	234,227	186,848
50,000	WideOpenWest Inc.†	628,768	483,000

		21,071,729	26,236,815

	Computer Software and Services — 0.3%
5,000	CyrusOne Inc., REIT	272,058	291,800
110,000	Groupon Inc.†	557,254	473,000

		829,312	764,800

	Consumer Services — 1.9%
5,666	Cars.com Inc.†	148,142	160,858
10,000	H&R Block Inc.	228,425	227,800
14,400	IAC/InterActiveCorp.†	559,389	2,195,856
10,200	Liberty Expedia Holdings Inc., Cl. A†	209,760	448,188
22,000	Liberty TripAdvisor Holdings Inc., Cl. A†	222,458	354,200
95,000	Qurate Retail Inc.†	1,254,831	2,015,900

		2,623,005	5,402,802

	Diversified Industrial — 0.6%
16,000	Bouygues SA	449,280	689,657
3,000	Fortune Brands Home & Security Inc.	125,326	161,070
23,000	Jardine Strategic Holdings Ltd.	595,515	839,040
6,000	Malaysian Resources Corp. Bhd.	4,297	891

		1,174,418	1,690,658

	Entertainment — 10.9%
50,000	Borussia Dortmund GmbH & Co. KGaA	354,809	313,847
95,000	Entertainment One Ltd.	398,738	461,133
36,000	Gogo Inc.†	401,440	174,960

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
247,500	Grupo Televisa SAB, ADR	$5,033,980	$4,690,125
15,000	Liberty Media Corp.- Liberty Braves, Cl. A†	318,309	385,650
89,020	Liberty Media Corp.- Liberty Braves, Cl. C†	1,606,974	2,302,057
10,750	Liberty Media Corp.- Liberty Formula One, Cl. A†	220,302	379,583
27,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	473,242	1,002,510
4,000	M6 Metropole Television SA	35,208	80,018
27,900	Naspers Ltd., Cl. N	2,428,619	7,088,136
1,000	Netflix Inc.†	88,661	391,430
63,073	Reading International Inc., Cl. A†	966,128	1,006,014
8,000	Reading International Inc., Cl. B†	85,625	249,600
5,000	Roku Inc.†	70,000	213,100
173,000	Sky plc	2,141,959	3,336,846
5,800	Sky plc, ADR	181,535	457,504
10,000	Take-Two Interactive Software Inc.†	336,664	1,183,600
24,000	The Madison Square Garden Co, Cl. A†	1,798,015	7,444,560
300,000	Wow Unlimited Media Inc.†(a)	345,198	327,349

		17,285,406	31,488,022

	Equipment — 1.3%
12,500	American Tower Corp., REIT	1,146,057	1,802,125
3,600	Amphenol Corp., Cl. A	7,014	313,740
50,000	Corning Inc.	1,364,468	1,375,500
200	Furukawa Electric Co. Ltd.	7,419	7,000
7,500	QUALCOMM Inc.	205,136	420,900

		2,730,094	3,919,265

	Financial Services — 2.4%
15,000	Caribbean Investment Holdings Ltd.†	14,944	3,464
35,500	Kinnevik AB, Cl. A	673,200	1,216,792
39,000	Kinnevik AB, Cl. B	1,339,197	1,336,322
5,600	LendingTree Inc.†	195,174	1,197,280
40,000	PayPal Holdings Inc.†	1,597,171	3,330,800
14,000	Waterloo Investment Holdings Ltd.†(b)	2,009	2,660

		3,821,695	7,087,318

	Food and Beverage — 0.2%
7,000	Davide Campari-Milano SpA	49,930	57,590
2,994	Pernod Ricard SA	190,567	489,146
1,500	Remy Cointreau SA	177,077	194,439

		417,574	741,175

Shares		Cost	Market Value
	Real Estate — 0.3%
2,000	Crown Castle International Corp., REIT	$206,731	$215,640
15,000	Midway Investments†(b)	96	99
28,000	Uniti Group Inc., REIT†	437,067	560,840

		643,894	776,579

	Retail — 0.5%
200	Amazon.com Inc.†	35,729	339,960
20,000	Bed Bath & Beyond Inc.	443,602	398,500
5,000	Best Buy Co. Inc.	125,589	372,900
25,000	FTD Companies Inc.†	171,585	116,000
20,000	Mattel Inc.	307,228	328,400

		1,083,733	1,555,760

	Satellite — 2.7%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	793
114,000	DISH Network Corp., Cl. A†	5,209,396	3,831,540
28,900	EchoStar Corp., Cl. A†	725,147	1,283,160
33,000	Iridium Communications Inc.†	261,303	531,300
53,500	Loral Space & Communications Inc.†	2,292,630	2,011,600
250,000	PT Indosat Tbk	52,779	55,478
3,000	SKY Perfect JSAT Holdings Inc.	15,472	14,307
2,000	ViaSat Inc.†	126,169	131,440

		8,684,451	7,859,618

	Telecommunications: Long Distance — 1.4%
88,887	AT&T Inc.	2,967,872	2,854,162
2,020	BCE Inc., New York	87,553	81,790
1,074	BCE Inc., Toronto	46,622	43,494
200,000	Sprint Corp.†	1,163,277	1,088,000

		4,265,324	4,067,446

	Telecommunications: National — 4.6%
5,000	China Telecom Corp. Ltd., ADR	126,250	232,150
5,000	China Unicom Hong Kong Ltd., ADR	38,450	62,550
61,000	Deutsche Telekom AG, ADR	789,100	941,535
20,000	Dycom Industries Inc.†	1,707,360	1,890,200
16,000	Elisa Oyj	155,779	741,227
3,605	Hellenic Telecommunications Organization SA	41,551	44,625
30,000	Inmarsat plc	251,357	217,759
11,874	Liberty Latin America Ltd., Cl. A†	218,845	227,031
34,016	Liberty Latin America Ltd., Cl. C†	992,530	659,230
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	7,100
1,000	Maroc Telecom	14,670	14,714
10,000	Nippon Telegraph & Telephone Corp.	230,089	454,862
5,000	Oi SA, ADR†	17,766	4,150

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
200	Oi SA, Cl. C, ADR†	$3,744	$882
4,000	Orange SA, ADR	65,705	66,680
22,000	PLDT Inc., ADR	370,294	514,360
6,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	156,060
6,000	Rostelecom PJSC, ADR	41,408	42,038
26,000	Swisscom AG, ADR	662,983	1,159,340
10,000	Tele2 AB, Cl. B	117,846	117,565
6,000	Telecom Argentina SA, ADR	5,820	106,440
375,000	Telecom Italia SpA†	990,170	279,134
50,000	Telecom Italia SpA	44,963	32,675
17,500	Telefonica Brasil SA, ADR	283,641	207,725
111,710	Telefonica SA, ADR	1,160,831	952,886
145,000	Telekom Austria AG	1,030,094	1,209,025
55,000	Telesites SAB de CV†	41,755	40,128
15,172	Telia Co. AB	42,639	69,383
2,400	Telstra Corp. Ltd., ADR	30,324	23,376
100,000	VEON Ltd., ADR	183,016	238,000
53,000	Verizon Communications Inc.	2,001,420	2,666,430

		11,682,020	13,379,260

	Telecommunications: Regional — 2.7%
56,000	CenturyLink Inc.	1,070,720	1,043,840
20,000	Cincinnati Bell Inc.†	331,393	314,000
60,088	GCI Liberty Inc., Cl. A†	2,357,202	2,708,767
15,000	Ocelot Partners Ltd.†	144,925	143,625
80,000	Telephone & Data Systems Inc.	3,306,578	2,193,600
8,000	TELUS Corp., New York	100,703	284,080
32,000	TELUS Corp., Toronto	298,834	1,136,728

		7,610,355	7,824,640

	Wireless Communications — 4.8%
66,652	Altice USA Inc., Cl. A	1,481,921	1,137,083
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	916,300
95,000	Global Telecom Holding SAE, GDR†	75,678	25,011
240,000	Jasmine International PCL(b)	5,040	31,295
62,000	Millicom International Cellular SA, SDR	4,222,493	3,661,819
82,000	NTT DoCoMo Inc.	1,274,683	2,090,457
19,000	Orascom Telecom Media and Technology Holding SAE, GDR	29,430	3,838
60,000	ORBCOMM Inc.†	473,535	606,000
34,000	SK Telecom Co. Ltd., ADR	761,600	792,880
4,203	Tim Participacoes SA, ADR	108,533	70,863
45,000	T-Mobile US Inc.†	1,824,250	2,688,750
10,000	Turkcell Iletisim Hizmetleri A/S, ADR	123,780	65,400
30,000	United States Cellular Corp.†	1,107,291	1,111,200

Shares		Cost	Market Value
25,000	Vodafone Group plc, ADR	$971,225	$607,750

		12,826,623	13,808,646

	TOTAL DISTRIBUTION COMPANIES	116,991,136	159,404,289

	COPYRIGHT/CREATIVITY COMPANIES — 37.7%
	Business Services — 0.1%
8,000	Scientific Games Corp.†	75,735	393,200

	Business Services: Advertising—1.7%
1,000	Boston Omaha Corp., Cl. A†	16,970	21,070
244,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,529,320	1,049,200
1,300	Harte-Hanks Inc.†	89,578	14,430
11,557	JCDecaux SA	290,396	386,803
9,400	Lamar Advertising Co., Cl. A, REIT	389,888	642,114
27,000	National CineMedia Inc.	173,997	226,800
1,500	Publicis Groupe SA	10,478	103,245
4,000	Ströeer SE & Co KGaA	89,263	242,202
10,000	Telaria Inc.†	22,112	40,400
96,000	The Interpublic Group of Companies Inc.	1,558,915	2,250,240

		4,170,917	4,976,504

	Computer Hardware — 1.6%
25,300	Apple Inc.	3,080,640	4,683,283

	Computer Software and Services — 11.1%
32,000	Activision Blizzard Inc.	1,427,455	2,442,240
4,000	Actua Corp.	0	2,280
5,500	Alphabet Inc., Cl. A†	4,887,427	6,210,545
1,300	Alphabet Inc., Cl. C†	973,732	1,450,345
11,000	Blucora Inc.†	81,735	407,000
71,000	comScore Inc.†	1,913,813	1,547,800
23,000	Dell Technologies Inc., Cl. V†	1,659,761	1,945,340
73,000	eBay Inc.†	1,534,729	2,646,980
1,000	Electronic Arts Inc.†	141,955	141,020
49,500	Facebook Inc., Cl. A†	5,173,711	9,618,840
8,000	GrubHub Inc.†	199,308	839,280
115,000	Hewlett Packard Enterprise Co.	1,633,243	1,680,150
76,654	Internap Corp.†	1,043,696	798,735
10,000	InterXion Holding NV†	135,436	624,200
10,000	Microsoft Corp.	561,253	986,100
7,000	QTS Realty Trust Inc., Cl. A, REIT	146,432	276,500
300	Red Violet Inc.†	1,920	2,580
6,000	SoftBank Group Corp.	351,493	432,082
1,000	Switch Inc., Cl. A	17,000	12,170

		21,884,099	32,064,187

	Consumer Products — 0.7%
2,200	Nintendo Co. Ltd.	269,057	719,324

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Consumer Products (Continued)
34,000	Nintendo Co. Ltd., ADR	$602,270	$1,386,860

		871,327	2,106,184

	Consumer Services — 0.1%
224	Liq Participacoes SA†	7,693	34
5,000	XO Group Inc.†	49,981	160,000

		57,674	160,034

	Electronics — 4.2%
2,000	IMAX Corp.†	10,333	44,300
5,000	Intel Corp.	105,992	248,550
3,440	Koninklijke Philips NV	36,704	145,409
45,000	Micro Focus International plc, ADR	1,097,269	777,150
212,000	Sony Corp., ADR	4,423,647	10,867,120

		5,673,945	12,082,529

	Entertainment — 7.7%
50,000	Entravision Communications Corp., Cl. A	252,919	250,000
79,200	GMM Grammy Public Co. Ltd.†	52,488	19,364
5,000	Lions Gate Entertainment Corp., Cl. A	85,897	124,100
36,000	Lions Gate Entertainment Corp., Cl. B	913,135	844,560
23,000	Live Nation Entertainment Inc.†	240,897	1,117,110
1,500	RLJ Entertainment Inc.†	6,003	6,945
17,000	STV Group plc	13,537	100,063
7,500	The Walt Disney Co.	688,815	786,075
116,000	Twenty-First Century Fox Inc., Cl. A	1,236,225	5,764,040
110,000	Twenty-First Century Fox Inc., Cl. B	3,758,167	5,419,700
56,000	Universal Entertainment Corp.†	1,455,802	2,518,900
52,790	Viacom Inc., Cl. A	1,594,185	1,871,406
44,000	Viacom Inc., Cl. B	1,241,322	1,327,040
66,000	Vivendi SA	1,547,757	1,618,573
8,000	World Wrestling Entertainment Inc., Cl. A	94,851	582,560

		13,182,000	22,350,436

	Hotels and Gaming — 7.7%
102,000	Boyd Gaming Corp.	1,827,964	3,535,320
600	Churchill Downs Inc.	52,401	177,900
15,000	Full House Resorts Inc.†	49,513	49,950
12,000	Golden Entertainment Inc.†	123,590	323,880
4,200	Greek Organization of Football Prognostics SA	45,444	47,478
18,427	GVC Holdings plc	238,757	255,593
38,197	ILG Inc.	884,329	1,261,647
46,000	International Game Technology plc	972,783	1,069,040
27,000	Las Vegas Sands Corp.	1,332,828	2,061,720

Shares		Cost	Market Value
156,250	Mandarin Oriental International Ltd.	$249,278	$364,063
31,500	Melco Crown Entertainment Ltd., ADR	212,265	882,000
22,000	MGM China Holdings Ltd.	43,826	51,035
48,000	MGM Resorts International	1,541,695	1,393,440
4,000	Penn National Gaming Inc.†	26,016	134,360
72,500	Ryman Hospitality Properties Inc., REIT	2,824,172	6,028,375
27,000	Wynn Resorts Ltd.	1,930,295	4,518,180

		12,355,156	22,153,981

	Publishing — 2.4%
18,000	AH Belo Corp., Cl. A	83,119	84,600
20,000	Arnoldo Mondadori Editore SpA†	63,826	30,503
974,000	Bangkok Post plc†	47,100	76,438
800	Graham Holdings Co., Cl. B	431,961	468,880
800	John Wiley & Sons Inc., Cl. B	5,692	50,128
11,500	Meredith Corp.	380,248	586,500
5,263	Nation International Edutainment Public Co. Ltd.†	265	216
1,000,000	Nation Multimedia Group Public Co. Ltd.†	53,346	11,470
28,000	News Corp., Cl. A	130,834	434,000
60,000	News Corp., Cl. B	856,107	951,000
8,000	Nielsen Holdings plc	217,702	247,440
6,779	Novus Holdings Ltd.	3,053	1,646
1,000	Scholastic Corp.	16,500	44,310
247,000	Singapore Press Holdings Ltd.	725,198	471,339
600	Spir Communication(b)	13,551	1,237
11,000	Telegraaf Media Groep NV†(b)	173,304	77,075
77,054	The E.W. Scripps Co., Cl. A	1,408,798	1,031,753
60,000	Tribune Media Co., Cl. A	2,285,084	2,296,200
2,200	Wolters Kluwer NV	49,844	123,988

		6,945,532	6,988,723

	Real Estate — 0.4%
2,500	Equinix Inc., REIT	1,014,672	1,074,725
9,000	Outfront Media Inc.,, REIT	186,459	175,050

		1,201,131	1,249,775

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	69,498,156	109,208,836

	TOTAL COMMON STOCKS	186,489,292	268,613,125

	CLOSED-END FUNDS — 3.8%
150,500	Altaba Inc.†	6,790,464	11,018,105

	PREFERRED STOCKS — 0.1%
	DISTRIBUTION COMPANIES — 0.1%
	Telecommunications: Regional — 0.1%
5,500	GCI Liberty Inc., Ser. A, 5.000%	112,525	132,825

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value
	RIGHTS — 0.0%
	COPYRIGHT/CREATIVITY COMPANIES — 0.0%
	Hotels and Gaming — 0.0%
120,000	Ladbrokes plc, CVR†	$0	$5,781

	DISTRIBUTION COMPANIES — 0.0%
	Broadcasting — 0.0%
14,000	Media General Inc., CVR†(b)	0	0

	TOTAL RIGHTS	0	5,781

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
1,371	Malaysian Resources Corp. Bhd, expire 09/16/18†	0	2
600	Malaysian Resources Corp. Bhd, expire 10/29/27†	0	31
	Telecommunications — 0.0%
117,647	Jasmine International PCL, expire 07/05/20†	0	5,043

	TOTAL WARRANTS	0	5,076

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 3.4%
$9,975,000	U.S. Treasury Bills, 1.884% to 2.097%††, 08/16/18 to 12/20/18	$9,903,861	$9,905,872

TOTAL INVESTMENTS — 100.0%		$203,296,142	289,680,784

Other Assets and Liabilities (Net)			(840,648)

PREFERRED STOCK
(2,791,024 preferred shares outstanding)			(70,025,350)

NET ASSETS — COMMON STOCK
(24,475,372 common shares outstanding)			$218,814,786

NET ASSET VALUE PER COMMON SHARE
($218,814,786 ÷ 24,475,372 shares outstanding)			$8.94

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the market value of the Rule 144A security amounted to $327,349 or 0.11% of total investments.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
PCL	Public Company Limited
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	75.5%	$218,745,507
Europe	10.6	30,842,379
Japan	7.2	20,839,903
Latin America	2.5	7,209,914
South Africa	2.5	7,089,781
Asia/Pacific	1.7	4,924,451
Africa/Middle East	0.0 *	28,849

Total Investments	100.0%	$289,680,784

*        Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets:
Investments, at value (cost $203,296,142)	$289,680,784
Foreign currency, at value (cost $31,792)	31,991
Receivable for investments sold	53,750
Deferred offering expense	142,480
Dividends receivable	308,999
Prepaid expenses	2,295

Total Assets	290,220,299

Liabilities:
Payable to custodian	1,446
Distributions payable	52,137
Deferred tax liabilities	15,837
Payable for investments purchased	972,372
Payable for investment advisory fees	222,704
Payable for payroll expenses	17,814
Payable for accounting fees	11,250
Payable for auction agent fees (a)	2,184
Other accrued expenses	84,419

Total Liabilities	1,380,163

Preferred Stock, $0.001 par value:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, 1,000 shares authorized with 10 shares issued and outstanding)	250,000
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 2,000,000 shares issued and outstanding)	50,000,000

Total Preferred Stock	70,025,350

Net Assets Attributable to Common Shareholders .	$218,814,786

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$136,029,722
Distributions in excess of net investment income	(852,119)
Distributions in excess of net realized gain on investments and foreign currency transactions	(2,730,711)
Net unrealized appreciation on investments (b)	86,368,805
Net unrealized depreciation on foreign currency translations	(911)

Net Assets	$218,814,786

Net Asset Value per Common Share:
($218,814,786 ÷ 24,475,372 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$8.94

(a)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.
(b)	Includes net unrealized depreciation of $15,837 in deferred Thailand capital gains tax during the six months ended June 30, 2018.

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $130,721)	$2,427,732
Interest	122,439

Total Investment Income	2,550,171

Expenses:
Investment advisory fees	1,463,137
Shareholder communications expenses	69,509
Audit and legal fees	48,723
Payroll expenses	44,192
Shareholder services fees	43,944
Directors’ fees	35,165
Custodian fees	24,263
Accounting fees	22,500
Interest expense	128
Miscellaneous expenses	37,214

Total Expenses	1,788,775

Less:
Advisory fee reduction (See Note 3)	(99,304)
Expenses paid indirectly by broker (See Note 3)	(1,427)

Total Reductions and Credits	(100,731)

Net Expenses	1,688,044

Net Investment Income	862,127

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	4,750,655
Net realized loss on foreign currency transactions	(7,451)

Net realized gain on investments and foreign currency transactions	4,743,204

Net change in unrealized appreciation/depreciation:
on investments	(2,850,610)
on foreign currency translations	(1,533)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,852,143)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	1,891,061

Net Increase in Net Assets Resulting from Operations	2,753,188

Total Distributions to Preferred Shareholders	(1,877,999)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$875,189

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended
	June 30, 2018		Year Ended
	(Unaudited)		December 31, 2017
Operations:
Net investment income	$862,127		$287,076
Net realized gain on investments and foreign currency transactions	4,743,204		20,291,675
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,852,143)		31,110,566

Net Increase in Net Assets Resulting from Operations	2,753,188		51,689,317

Distributions to Preferred Shareholders:
Net investment income	(285,832	)*	(81,799)
Net realized gain	(1,592,167	)*	(1,878,530)

Total Distributions to Preferred Shareholders	(1,877,999)		(1,960,329)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	875,189		49,728,988

Distributions to Common Shareholders:
Net investment income	(536,287	)*	(772,728)
Net realized gain	(2,973,955	)*	(17,745,839)
Return of capital	(7,215,498	)*	(2,864,287)

Total Distributions to Common Shareholders	(10,725,740)		(21,382,854)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,192,177		588,227
Net decrease from repurchase of common shares	—		(222,688)
Net increase in net assets from redemption of preferred shares	—		2,950,000
Offering costs for preferred shares charged to paid-in capital	(4,111)		(1,807,760)

Net Increase in Net Assets from Fund Share Transactions	1,188,066		1,507,779

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(8,662,485)		29,853,913

Net Assets Attributable to Common Shareholders:
Beginning of year	227,477,271		197,623,358

End of period (including undistributed net investment income of $0 and $0, respectively)	$218,814,786		$227,477,271

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended
	June 30, 2018		For the Year Ended December 31,
	(Unaudited)		2017		2016		2015		2014		2013
Operating Performance:
Net asset value, beginning of year	$ 9.34		$ 8.13		$ 8.36		$ 9.81		$ 10.90		$ 8.22
Net investment income	0.04		0.01		0.05		0.03		0.05		0.06
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.08		2.11		0.60		(0.49)		0.42		3.61
Total from investment operations	0.12		2.12		0.65		(0.46)		0.47		3.67
Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)
Net realized gain	(0.07	)*	(0.08)		(0.05)		(0.05)		(0.06)		(0.06)
Total distributions to preferred shareholders	(0.08)		(0.08)		(0.05)		(0.05)		(0.06)		(0.07)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.04		2.04		0.60		(0.51)		0.41		3.60
Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.03)		(0.06)		(0.03)		(0.02)		(0.05)
Net realized gain	(0.12	)*	(0.73)		(0.74)		(0.89)		(0.88)		(0.87)
Return of capital	(0.30	)*	(0.12)		(0.03)		(0.02)		(0.15)		—
Total distributions to common shareholders	(0.44)		(0.88)		(0.83)		(0.94)		(1.05)		(0.92)
Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		—		—		—		(0.44)		—
Increase in net asset value from repurchase of common shares	—		0.00	(b)	—		—		—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	—		—		—		—		0.00(b)		0.00(b)
Increase in net asset value from redemption of preferred shares	—		0.12		—				—		—
Offering expenses charged to paid-in capital	(0.00)	(b)	(0.07)		—		(0.00	)(b)	(0.01)		—
Total Fund share transactions	(0.00)	(b)	0.05		—		(0.00	)(b)	(0.45)		0.00 (b)
Net Asset Value Attributable to Common Shareholders, End of Period	$ 8.94		$ 9.34		$ 8.13		$ 8.36		$ 9.81		$ 10.90
NAV total return †	0.32%		26.50%		7.59%		(5.57)%		4.17%		45.77%
Market value, end of period	$ 9.44		$ 9.20		$ 7.24		$ 7.50		$ 10.01		$ 12.40
Investment total return ††	7.66%		40.21%		7.97%		(16.33)%		(6.63)%		73.37%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$288,840		$297,503		$232,399		$238,049		$273,307		$232,399
Net assets attributable to common shares, end of period (in 000’s)	$218,815		$227,477		$197,623		$203,274		$238,532		$197,624
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.77	%(c)	0.13%		0.70%		0.33%		0.13%		0.60%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction(d)	1.60	%(c)(e)	1.45	%(e)	1.49	%(e)(f)	1.45	%(e)	1.59%		1.55%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2018 (Unaudited)		For the Year Ended December 31,
			2017		2016		2015		2014	2013
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (g)	1.51	%(c)(e)	1.45	%(e)	1.49	%(e)(f)	1.30	%(e)	1.50%	1.55%
Portfolio turnover rate	6.2%		16.8%		10.3%		14.0%		16.0%	12.7%
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of period (in 000’s)	$ 19,775		$19,775		$19,775		$19,775		$19,775	$19,775
Total shares outstanding (in 000’s)	791		791		791		791		791	791
Liquidation preference per share	$ 25.00		$25.00		$25.00		$25.00		$25.00	$25.00
Average market value (h)	$ 25.89		$26.36		$26.42		$25.80		$25.41	$25.45
Asset coverage per share (i)	$ 103.12		$106.21		$167.07		$171.13		$196.48	$167.07
Series C Auction Rate Preferred
Liquidation value, end of period (in 000’s)	$ 250		$250		$15,000		$15,000		$15,000	$15,000
Total shares outstanding (in 000’s)	0	(j)	0	(j)	1		1		1	1
Liquidation preference per share	$ 25,000		$25,000		$25,000		$25,000		$25,000	$25,000
Liquidation value (k)	$ 25,000		$25,000		$25,000		$25,000		$25,000	$25,000
Asset coverage per share (i)	$103,120		$106,212		$167,071		$171,134		$196,481	$167,072
5.125% Series E Preferred
Liquidation value, end of period (in 000’s)	$ 50,000		$50,000		—		—		—	—
Total shares outstanding (in 000’s)	2,000		2,000		—		—		—	—
Liquidation preference per share	$ 25.00		$25.00		—		—		—	—
Average market value.	$ 23.88		$24.98		—		—		—	—
Asset coverage per share	$ 103.12		$106.21		—		—		—	—
Asset Coverage (l)	412%		425%		668%		685%		786%	668%

†

Based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date, including the effect of shares pursuant to the 2014 rights offering, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2014 rights offering, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014, and 2013 would have been 1.22%, 1.23%, 1.27%, 1.26%, 1.37%, and 1.29%, respectively.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.

(f)

During the year ended December 31, 2016, the fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the annualized expense ratios would have been 1.32% attributable to common shares before fees waived, 1.32% attributable to common shares net of advisory fee reduction, 1.13% including liquidation value of preferred shares before fees waived, and 1.13% including liquidation value of preferred shares net of advisory fee reduction.

(g)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014, and 2013 would have been 1.15%, 1.23%, 1.27%, 1.13%, 1.29%, and 1.29%, respectively.

(h)	Based on weekly prices.
(i)	Asset coverage per share is calculated by combining all series of preferred shares.
(j)	Actual number of shares outstanding is 10.
(k)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(l)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Computer Software and Services	$32,061,907	$ 2,280	—	$ 32,064,187
Publishing	6,822,503	87,908	$ 78,312	6,988,723
Other Industries (a)	70,155,926	—	—	70,155,926
Distribution Companies
Entertainment	30,911,073	576,949	—	31,488,022
Financial Services	7,084,658	—	2,660	7,087,318
Real Estate	776,480	—	99	776,579
Telecommunications: National	13,337,222	42,038	—	13,379,260
Telecommunications: Regional	7,681,015	143,625	—	7,824,640
Wireless Communications	13,777,351	—	31,295	13,808,646
Other Industries (a)	85,039,824	—	—	85,039,824
Total Common Stocks	267,647,959	852,800	112,366	268,613,125
Closed-End Funds	11,018,105	—	—	11,018,105
Preferred Stocks (a)	132,825	—	—	132,825
Rights (a)	—	5,781	0	5,781
Warrants (a)	5,074	2		5,076
U.S. Government Obligations	—	9,905,872	—	9,905,872
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$278,803,963	$10,764,455	$112,366	$289,680,784

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2018, the Fund had transfers of $190,690 or 0.08%, $69,298 or 0.03%, and $109,367 or 0.05% of net assets as of December 31, 2017 from Level 1 to Level 2, Level 1 to Level 3, and Level 2 to Level 1, respectively. Transfers from Level 1 to Level 2 and Level 1 to Level 3 are due to decreases in market activity, e.g., frequency of trades, which resulted in a decrease in available market inputs to determine price. Transfers from Level 2 to Level 1 are due to an increase in market activity, e.g., frequency

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Notes to Financial Statements (Unaudited) (Continued)

of trades, which resulted in an increase in available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/17	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 06/30/18	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 06/30/18†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$54,358	—	—	$(11,290)	—	—	$69,298	—	$112,366	$(11,290)
Rights (a)	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$54,358	—	—	$(11,290)	—	—	$69,298	—	$112,366	$(11,290)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2018:

Description	Balance at 06/30/18	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$112,366	Last available closing Price/Spin-off	Discount Range	0%
Rights (a)	0	Merger/Acquisition Price	Discount Range	0%

Total	$112,366

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual

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Notes to Financial Statements (Unaudited) (Continued)

transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

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Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2018, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”), Series C Preferred Stock (“Series C Preferred”), and Series E Cumulative Preferred Stock (“Series E Preferred” and together with Series B Preferred and Series C Preferred “Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to payout all of its net realized long term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

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Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2017 was follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$845,004	$89,450
Long term capital gains	17,673,563	1,870,879
Return of capital	2,864,287	—

Total distributions paid	$21,382,854	$1,960,329

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$204,198,263	$97,182,314	$(11,699,793)	$85,482,521

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2018, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series B and Series C Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the six months ended June 30, 2018, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rates of each particular series of Series B Preferred and Series C Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock was reduced by $99,304.

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Notes to Financial Statements (Unaudited) (Continued)

During the six months ended June 30, 2018, the Fund paid $4,237 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,427.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2018, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2018, the Fund accrued $44,192 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2018, other than short term securities and U.S. Government obligations, aggregated $20,670,580 and $17,344,716, respectively.

5. Capital. The Fund’s Articles of Incorporation permit the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2018, the Fund did not repurchase any of its common shares. During the year ended December 31, 2017, the Fund repurchased and retired 27,910 of its common shares at an investment of $222,688 and an average discount of approximately 9.77% from its NAV.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Transactions in common stock were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	—	—	(27,910)	$(222,688)
Net increase in net assets from common shares issued upon reinvestment of distributions	131,753	$1,192,177	63,317	588,227

Net increase	131,753	$1,192,177	35,407	$365,539

The Fund has an effective shelf registration authorizing the offering of an additional $400 million of common or preferred shares. As of June 30, 2018, after considering the Series E offering, the Fund has approximately $350 million available for issuance under the current shelf registration.

On September 26, 2017, the Fund issued 2,000,000 shares of 5.125% Series E Cumulative Preferred Shares (“Series E Preferred”), receiving $48,188,128, after the deduction of offering expenses of $236,872 and underwriting fees of $1,575,000. The liquidation value of the Series E Preferred is $25 per share. The Series E Preferred has an annual dividend rate of 5.125%. The Series E Preferred is noncallable before September 26, 2022.

The Fund’s Articles of Incorporation authorize the issuance of up to 3,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B, Series C, and Series E Preferred, at redemption prices of $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund has the authority to purchase its auction rate preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial

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Notes to Financial Statements (Unaudited) (Continued)

Composite Commercial Paper Rate on the day of such auction. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series B and Series E Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2017, the Fund redeemed and retired 590 shares of the Series C Preferred Stock, for a gain of $2,950,000. During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not repurchase or redeem any shares of Series B or Series E Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 06/30/18	Net Proceeds	2018 Dividend Rate Range	Dividend Rate at 06/30/18	Accrued Dividends at 06/30/18
B 6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$16,480
C Auction Rate	March 31, 2003	1,000	10	24,547,465	2.328% to 3.344%	3.239%	67
E 5.125%	September 26, 2017	2,000,000	2,000,000	48,192,240	Fixed Rate	5.125%	35,590

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Shareholder Meeting – May 14, 2018 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2018 in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Kuni Nakamura and Anthony R. Pustorino as Directors of the Fund. A total of 23,164,091 votes and 20,101,990 votes were cast in favor of these Directors, and a total of 571,943 votes and 3,634,044 votes were withheld for these Directors, respectively.

In addition, preferred shareholders, voting as a separate class, elected James P. Conn, as a Director of the Fund. A total of 2,104,664 votes were cast in favor of this Director and a total of 112,651 votes were withheld for this Director.

Mario J. Gabelli, Christopher J. Marangi, Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Werner J. Roeder, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Multimedia Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on May 15, 2018, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1) The nature, extent and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board noted that the Adviser had engaged, at its expense, Bank of New York Mellon (“BNY”) to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board Members also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared to its Broadridge peer group of other SEC registered open-end and closed-end funds. The Board Members

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

considered the Fund’s one, three, five and ten year average annual total return for the periods ended March 31, 2018, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board Members was developed by Broadridge and was comprised of other selected closed-end core, growth and value equity funds (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was above the median for the one-year and five-year periods, and below the median for the three- and ten-year periods. The Board Members concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members’ consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against a comparative Broadridge expense peer group comprised of other selected closed-end core, growth and value equity funds (“Expense Peer Group”). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board Members considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered the comparative contract rates. The Board Members noted that the Fund’s advisory fee and total expense ratios were higher than average when compared to those of the Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2017. The Board Members considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors

In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from their management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors and did not consider any one factor as all-important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.” The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Managing Director,

GAMCO Investors, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2018

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2018 through 01/31/2018	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,343,619 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #2 02/01/2018 through 02/28/2018	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,343,619 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #3 03/01/2018 through 03/31/2018	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,409,746 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #4 04/01/2018 through 04/30/2018	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,409,746 Preferred Series B – 791,014 Preferred Series E – 2,000,000

Month #5 05/01/2018 through 05/31/2018	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,409,746 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #6 06/01/2018 through 06/30/2018	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,475,372 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Total	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Multimedia Trust Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 8/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 8/27/2018

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 8/27/2018

* Print the name and title of each signing officer under his or her signature.